                AMENDED AND RESTATED SERVICING SECURITY AGREEMENT

      AMENDED AND RESTATED SERVICING SECURITY AGREEMENT ("Security Agreement") dated as of April 30, 2000 between NEW CENTURY MORTGAGE CORPORATION, a California corporation ("the Company"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("USBNA"), as collateral agent (in such capacity, together with any successor Agent hereunder, the "Agent") for (A) the "Lenders" (as defined below), (B) U.S. Bancorp Leasing & Financial, successor in interest to FBS Business Finance Corporation (the "Lessor") as lessor under any present or future leases of equipment by the Lessor, as lessor, to the Company or New Century Financial Corporation ("NCFC"), as lessee, or as lender under any present or future loan by the Lessor, as lender, to the Company or NCFC, as borrower, secured by equipment, and (C) the "Subordinated Noteholder" (as defined below).

                                    RECITALS:

      A. The Company, the lenders party thereto (the "Lenders") and the Agent are party to the Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 (as the same has heretofore been amended and as may hereafter be amended, modified, extended or restated and in effect from time to time, the "Credit Agreement").

      B. The Lessor has leased, and may from time to time hereafter lease, equipment to the Company or NCFC, or make loans to the Company or NCFC secured by equipment.

      C. USBNA has extended and has agreed to extend subordinated loans to the Company under a Subordinated Loan Agreement (as the same may hereafter be amended, modified, extended or restated and in effect from time to time, the "Subordinated Loan Agreement") and a Second Amended and Restated Subordinated Promissory Note in the principal amount of $40,000,000 (as the same may hereafter be amended, modified, extended or restated and in effect from time to time, the "Subordinated Note"), both of even date herewith.

      D. It is a condition precedent to the agreement of USBNA to loan or advance additional monies under such Subordinated Loan Agreement and the Subordinated Note that the Company and the Agent execute and deliver this Security Agreement to amend and restate the Servicing Security Agreement dated as of May 29, 1998, as amended, from the Grantors to the Agent (the "Existing Security Agreement").

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      E. The Company finds it advantageous, desirable and in the Company's best interest to comply with the requirement that the Existing Security Agreement be amended and restated pursuant to this Security Agreement.

      Accordingly, the Company and the Agent hereby agree to amend and restate the Existing Security Agreement as follows:

      Section 1. DEFINITIONS.

            Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement. In addition, the following terms shall have the following respective meanings:

                  "Account" shall mean all rights of the Company to payment of whatever kind or character, whether or not evidenced by an instrument or chattel paper, whether or not such right has been earned by performance, all guaranties and security therefor and all security or other interests in property relating thereto, including, without limitation, tax refunds and insurance proceeds.

                  "Acknowledgement Agreement" shall have the meaning given it in
            Section 5(d) hereof.

                  "Cash and Bank Accounts" shall mean any and all cash,
            short-term investments, and any and all balances, credits, deposits, accounts, or monies of the Company or in the Company's name in the possession or control of, or in transit to, any bank or other financial institution.

                  "Collateral" shall have the meaning given it in Section 2
            hereof.

                  "Company Address" shall mean 18400 Von Karman, Suite 1000,
            Irvine, California 92612.

                  "Equipment" shall mean all equipment in all of its forms,
            wherever located, whether existing on the date of this Security Agreement or at any time thereafter, owned by the Company or in which the Company has an interest (including, but not limited to, all machinery, all manufacturing, distribution, selling, data processing and office equipment, all computers and computer components, terminals, monitors and keyboards, and all furniture, fixtures and trade fixtures), all computer assisted design systems, management information systems, computer software programs, programming systems and other similar intangible assets used or useful in the operation of any equipment, and all accessions and additions thereto,

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            parts and appurtenances thereof, substitutions therefor and replacements thereof.

                  "Foreclosure Advance Receivable" shall mean, on a date of
            determination, a valid, readily enforceable claim of the Company to retain amounts received or to be received from an obligor, or out of the foreclosure proceeds, under a Mortgage Loan serviced by the Company to reimburse the Company for a Foreclosure Advance.

                  "General Intangibles" shall mean any personal property (other than goods, Accounts, and money) including choses in action, causes of action, contract rights, corporate and other business records, inventions, designs, patents, patent applications, service marks, trademarks, tradenames, trade secrets, engineering drawings, good will, registrations, copyrights, licenses, franchises, customer lists, tax refund claims, royalties, licensing and product rights, rights to the retrieval from third parties of electronically processed and recorded data and all rights to payment resulting from an order of any court.

                  "Hedge Contract" shall mean any prepayment cap agreement or arrangement purchased by the Company to provide prepayment protection with respect to all or any portion of the Servicing Rights.

                  "Lease Agreement" shall mean each and any agreement for the lease of equipment or for the making of a loan secured by equipment now existing or at anytime entered into between the Lessor, as lessor or lender, and the Company or NCFC, as lessee or borrower.

                  "Lease Obligations" shall mean all of the obligations now or hereafter arising owed by the Company or NCFC to Lessor in connection with any lease of equipment or loan secured by equipment.

                  "NCRC" shall mean NC Residual II Corporation, a Delaware
            corporation.

                  "Pool P&I Payment Receivable" shall mean, on a date of
            determination, a valid, readily enforceable claim of the Company to retain amounts received or to be received from an obligor under a Mortgage Loan serviced by the Company that is currently due from such obligor to reimburse the Company for a Pool P&I Payment.


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

                  "Proceeds" shall mean any consideration received from the
            sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include all cash and negotiable instruments received or held on behalf of the Agent pursuant to this Security Agreement.

                  "Secured Parties" shall mean the Agent, the Lenders, the
            Lessor and the Subordinated Noteholder.

                  "Servicing Contracts" shall mean any and all contracts or
            agreements purchased by the Company or entered into by the Company for its own account (and not as nominee or subservicer), whether now existing or hereafter purchased or entered into, pursuant to which the Company services Mortgage Loans or Mortgage Loan pools for others (other than NCCC or NCRC).

                  "Servicing Rights" shall mean any and all rights of the
            Company held for its own account (and not as nominee or subservicer), whether pursuant to a Servicing Contract or otherwise, to service Mortgage Loans or Mortgage Loan pools for others (other than NCCC or NCRC), including, without limitation, (i) all rights to collect payments due and enforce the rights of the mortgagee under any Mortgage Loans, (ii) all rights to receive compensation and termination fees under any Servicing Contract and (iii) all rights to receive the proceeds from any sale or other transfer of the Company's interest in any Servicing Contract.

                  "Servicing Purchase Agreements" shall mean, collectively, all purchase agreements between the Company and any other Person pursuant to which the Company has purchased or hereafter purchases Servicing Rights, or a mortgage banking company that owns Servicing Rights, as any of the same may have been or may be amended, supplemented or otherwise modified from time to time in accordance with this Security Agreement.

                  "Servicing Purchase Documents" shall mean, collectively, the
            Servicing Purchase Agreements, any related subservicing agreements and all other agreements, instruments, certificates and other documents executed and delivered pursuant to or in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Security Agreement.

                  "Servicing Sale Agreements" shall mean, collectively, all sale agreements between the Company and any other Person pursuant to which the Company has sold or hereafter sells Servicing Contracts or Servicing Rights, as the same may have been or may be amended, supplemented or otherwise modified from time to time in accordance with the Credit Agreement.

                  "Servicing Sale Documents" shall mean, collectively, the
            Servicing Sale Agreements, any related subservicing agreements and all other agreements, instruments, certificates or other documents executed and delivered pursuant to or in connection with any Servicing Sale Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Credit Agreement.

                  "Subordinated Note" shall have the meaning assigned to it in
            Recital C hereto.

                  "Subordinated Note Obligations" shall mean the obligations of the Company to pay principal and interest on the Subordinated Note and all fees, costs, expenses and indemnities for which the Company is liable in connection therewith.

                  "Subordinated Noteholder" shall mean USBNA and any subsequent holder of the Subordinated Note.

                  "T&I Payment Receivable" shall mean, on any date of
            determination, a valid, readily enforceable claim against any obligor on any Mortgage Loan (other than a Mortgage Loan that is in bankruptcy or in the process of foreclosure) and the accounts of such obligor for repayment of any T&I Payment made by the Company that is currently due from such obligor to reimburse the Company for a T&I Payment.

      (c) All other terms used in this Security Agreement which are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of Minnesota as of the date hereof to the extent such other terms are defined therein.


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      Section 2. SECURITY INTEREST.

            As collateral security for the due and punctual payment of all the Obligations, the Lease Obligations and the Subordinated Note Obligations, the Company does hereby pledge, hypothecate, assign, transfer and convey to the Agent, for the benefit of the Secured Parties, and hereby creates in and grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in and to all of its right, title and interest in and to the following, whether now existing or hereafter arising or at any time acquired (all of the foregoing being herein referred to as the "Collateral"):

            (a) all Servicing Contracts and Servicing Rights;

            (b) all Accounts, Equipment and General Intangibles;

            (c) all Cash and Bank Accounts;

            (d) all books, correspondence, credit files, records, invoices, bills of lading, and other documents, including, without limitation, all tapes, cards, computer runs, and other papers and documents in the possession or control of the Company or any computer bureau from time to time acting for the Company, but specifically excluding books, correspondence, credit files, records, invoices, bills of lading, and other documents relating to Mortgage Loans pledged to third parties to secure Indebtedness permitted by Section 4.08(g) of the Credit Agreement;

            (e) all rights, remedies and other interests of the Company in, to and under any and all Servicing Purchase Agreements and other Servicing Purchase Documents, and any and all Servicing Sale Agreements and other Servicing Sale Documents;

            (f) all sums paid or payable to the Company under or by virtue of any Servicing Purchase Agreements and other Servicing Purchase Documents or by virtue of any Servicing Sale Agreements and other Servicing Sale Documents, whether as compensation for the performance by the Company of its obligations thereunder, damages for any breach thereof, amounts payable upon cancellation or termination of any Servicing Purchase Agreements and other Servicing Purchase Documents, or of any Servicing Sale Agreements or other Servicing Sale Documents, or otherwise and any claims of the Company therefor;

            (g) any and all Hedge Contracts and any and all rights, remedies and other interests of the Company therein or thereunder;

            (h) all sums paid or payable to the Company under or by virtue of the Servicing Contracts, Servicing Rights or Acknowledgment Agreements, and each of them, whether as compensation for the performance by the Company of its obligations thereunder, damages for any breach thereof, amounts payable upon cancellation or termination of any or all of the Servicing Contracts or Servicing Rights, interest on any such amounts, or otherwise, and any claims of the Company therefor;

            (i) all accessions and additions to, parts and appurtenances of, substitutions for and replacements and products of any of the foregoing, including, without limitation, claims of rights to payments thereunder;

            (j) any and all Foreclosure Advance Receivables, Pool P&I Payment Receivables and T&I Payment Receivables;

            (k) all balances, credits and deposits contained in or credited to the Collateral Account or any other account held by the Agent which are attributable to the proceeds of Foreclosure Advance Receivables, Pool P&I Payment Receivables, T&I Payment Receivables or other Collateral described herein;

            (l) any other asset of the Company which has been or hereafter at any time prior to an Event of Default is delivered to the Agent pursuant to this Security Agreement;

            (m) all books, records, files, documents, tapes, programs, print-outs and other such materials relating to any Foreclosure Advance Receivables, Pool P&I Payment Receivables or T&I Payment Receivables;

            (n) any and all balances, credits, deposits, accounts or moneys of, or in the name of, the Company representing or evidencing the foregoing or any proceeds thereof; and

            (o) all Proceeds of any of the foregoing.

            The security interests granted pursuant to this Section 2 (the "Security Interests") are granted as security only, and shall not subject the Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction which gave rise thereto. Nothing herein contained shall relieve the Company from performing any covenant, agreement or obligation on the part of the Company to be performed or from observing any condition on the part of the Company to be observed under or in respect of any

Servicing Contract or Servicing Rights or from any liability thereunder or impose any liability on the Agent or any Secured Party for the acts or omissions of the Company thereunder or for the performance of the covenants, agreements or obligations on the part of the Company to be performed or for the observance of any condition on the part of the Company to be observed until and unless the Agent shall have elected, as provided in Section 5(a) hereof, to become bound to perform and observe the covenants, agreements, obligations and conditions to be performed and observed by the Company under any Servicing Contract or Servicing Rights specified by the Agent in accordance with Section 5(a) hereof.

      Section 3. REPORTS CONCERNING EXISTING COLLATERAL AND HEREAFTER ACQUIRED
                 COLLATERAL.

            From time to time hereafter as reasonably requested by the Agent, the Company will promptly give a written report to the Agent describing and listing each document, instrument or other paper which evidences, secures, guarantees, insures or pertains to any item of the Collateral whether now or hereafter owned, acquired or held by the Company. Such written report shall contain sufficient information to enable the Agent to identify each such document, instrument or other paper. The Company (a) upon the request of the Agent, shall promptly provide additional information concerning, or a more complete description of, each such document, instrument or other paper and (b) at the request of the Agent, shall promptly deliver the same to the Agent.

      Section 4. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            The Company hereby represents, warrants and agrees as follows:

            (a) Locations. The chief executive office of the Company is located at the Company Address. All records with respect to all the Collateral are kept at the Company Address. As of the Signing Date, all Collateral is kept at the Company Address or one of the other locations listed in Attachment 1 hereto.

            (b) Title to Collateral. The Company is, and will at all times be, the lawful owner of its interest in and to all the Collateral now owned or hereafter acquired by it, which is and at all times shall be free and clear of any lien or security interest except security interests in favor of the Agent, for the benefit of the Secured Parties. No financing statement or other evidence of lien covering any of the Collateral is on file in any public office.


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

            (c) Name Change. Without the prior written consent of the Agent, the Company will not change its name from that set forth in the first paragraph of this Security Agreement nor use any other name.

            (d) Change of Location or Jurisdiction of Organization. The Company shall give at least 30 days' prior written notification to the Agent of the opening of a new place of business where any of the Collateral or records relating thereto are to be located and of any change in the location of its chief executive office. The Company will not permit any Collateral to be located in any state (and, if any county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed to perfect the Agent's security interest, for the benefit of the Secured Parties, in such Collateral. The Company will not take any action that would cause its jurisdiction of organization to change without giving at least 30 days' prior written notification of such change to the Agent and executing and delivering such financing statements covering the Collateral as the Agent may request in connection therewith.

            (e) Use of Trade Names or Styles. The Company will not, except after giving at least 30 days' prior written notice to the Agent, use any trade names or styles in its business in any state other than the use of those trade names and styles and in the states listed in Attachment 1 hereto.

            (f) Inspection and Verification of Books, Records and Collateral. The books and records with respect to the Collateral will be kept at the Company Address. The Agent, or any persons designated by it, shall have the right, at reasonable times and, prior to the occurrence of an Event of Default, on reasonable prior notice, without hindrance or delay, to inspect the books and records of the Company relating to the Collateral. The Agent, or any persons designated by it, shall have the right to make such verifications concerning the Company's business and the Collateral as may be reasonable. The Company will furnish to the Secured Parties such other information as the Agent shall reasonably request.

            (g) Marking Collateral and Records. Promptly upon the request of the Agent, the Company will mark, or will permit the Agent to mark in a reasonable manner, the Company's books, records and accounts showing or dealing with the Collateral with a notation clearly setting forth that the Collateral has been assigned to the Agent, for the benefit of the Secured Parties, which notation shall be in form and substance reasonably satisfactory to the Agent.

            (h) Reports and Schedules. The Company will from time to time, as the Agent may reasonably request, deliver to the Secured Parties such schedules and such certificates and reports respecting all or any of the Collateral at the time subject to the security interests, and the items or amounts received by the Company in full or partial payment, or otherwise as proceeds, of any of the Collateral, all to such extent as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of the Company and shall be in such form and detail as the Agent may reasonably specify. The Company will also furnish the Secured Parties such additional information concerning the Collateral as the Agent may from time to time reasonably request.

            (i) Maintenance of Security Interest. The Company will do all acts and things, and will execute and file or record all instruments (including mortgages, pledges, assignments, security agreements, financing statements, amendments to financing statements, continuation statements, etc.) required, or reasonably requested, by the Agent to establish, perfect, maintain and continue the perfection and priority of the security interest of the Agent in the Collateral, for the benefit of the Secured Parties, including, without limitation, obtaining any necessary agreements with any Investor. The Company will also pay the costs and expenses of the following: all filings and recordings, including taxes thereon; all searches necessary, or reasonably deemed necessary by the Agent, to establish and determine the validity, perfection or priority of such security interest of the Agent; and all actions necessary to satisfy all other liens which in the reasonable opinion of the Agent might prejudice, imperil or otherwise affect the Collateral or the existence or priority of such security interest. A carbon, photographic or other reproduction of this Security Agreement or of a financing statement shall be sufficient as a financing statement and may be filed in lieu of the original in any or all jurisdictions which accept such reproductions. In addition, the Company agrees to execute and deliver to the Agent any power of attorney that the Agent may at any time request to enable it to comply with the terms of any Acknowledgment Agreement.

            (j) Collections. Until notified in writing by the Agent to the contrary, the Company will, at its own expense, take all necessary action to collect, as and when due, all amounts due with respect to amounts payable under or with respect to the Servicing Contracts and Servicing Rights, including the taking of such action with respect to collection as the Company may deem advisable. Whenever an Event of Default shall have occurred and be continuing, all collections of the Collateral received by the Company will be held in trust for the Agent, for the benefit of the Secured Parties and will be promptly remitted to the Agent, for the benefit of the Secured Parties, in the form received, properly endorsed, or as the Agent may otherwise direct in writing.

            (k) Power of Attorney. During the continuance of any Event of Default, the Company appoints the Agent the Company's attorney-in-fact, with full power of substitution, to perform any act which the Company herein has agreed to perform but has failed to do, which appointment is coupled with an interest and irrevocable.

            (l) Status of Servicing Contracts and Other Agreements Included in the Collateral; Maintenance and Modification Thereof. All Servicing Contracts, Servicing Rights and other agreements included in the Collateral, in the form delivered to the Agent, are in full force and effect without modification or amendment of any kind except the modifications and amendments delivered with said Servicing Contracts, Servicing Rights and other agreements included in the Collateral, and there has been no prepayment of any amount payable thereunder. The Company will maintain all Servicing Contracts, Servicing Rights and other agreements included in the Collateral in full force and effect, will fully and faithfully perform all of the obligations and observe all of the conditions to be performed or observed by it thereunder and under the applicable Acknowledgment Agreement, if any, and will not, except with the prior written consent of the Agent, (i) cancel or terminate any Servicing Contracts, Servicing Rights or other agreements included in the Collateral on account of the default thereunder by the other party thereto without first consulting with the Agent or consent to any other cancellation or termination thereof, (ii) amend, modify or otherwise effect a change in any Servicing Contracts, Servicing Rights or other agreements included in the Collateral, except in the ordinary course of business and in a manner not materially deleterious to the Company, (iii) waive any material default under or breach of any Servicing Contracts, Servicing Rights or other agreements included in the Collateral, (iv) consent to any prepayment or discount of amounts payable to it under any Servicing Contracts, Servicing Rights or other agreements included in the Collateral, or (v) give any consent, waiver or approval under any Servicing Contracts, Servicing Rights or other agreements included in the Collateral which would have the effect of impairing the value thereof or the position of the Agent in respect of amounts payable thereunder.

            (m) New Servicing Rights. Quarterly on the fifth Business Day of each January, April, July and October, the Company will deliver to the Agent copies of all Servicing Contracts entered into or acquired and a list of all new pools of Mortgage Loans serviced pursuant to Servicing Rights, during the preceding fiscal quarter.

            (n) Third-Party Claims. The Company will defend the Collateral and the security interests of the Agent therein, for the benefit of the Secured Parties, against all claims and demands of all Persons, at any time claiming any adverse interest with respect thereto.

            (o) Taxes. The Company will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date that penalties are attached thereto or the same become a lien on any of the Collateral, except to the extent that such taxes, assessments and charges shall be contested by the Company in good faith and through appropriate proceedings, for which adequate reserves in conformity with GAAP have been provided.

            (p) Impairment of Collateral. The Company will immediately notify the Agent of any event causing a loss or diminution in the value of all or any material part of the Collateral, and the amount (or the Company's best estimate of the amount) of such loss or diminution.

            (q) Insurance. The Company will at all times have and maintain insurance with respect to the Collateral in accordance with the terms and conditions of the Credit Agreement. All such insurance policies covering losses to the Collateral shall name the Agent as a loss payee and shall be payable to the Agent as its interests may appear. All policies of insurance shall provide for a minimum of thirty (30) days' written notice to the Agent prior to any cancellation, modification or non-renewal thereof. The Company shall furnish the Agent with certificates or other evidence reasonably satisfactory to the Agent of compliance with the foregoing insurance provisions.

            (r) Disposition of Collateral. The Company will not sell or offer to sell or otherwise assign, transfer or dispose of any of the Collateral or any interest therein except in the ordinary course of its business, and may otherwise deal with its property as and to the extent permitted under the Credit Agreement.

            (s) Condition of Collateral. Except for Liens in favor of the Agent, for the benefit of the Secured Parties, the Company will keep all of the Collateral free from any and all adverse liens, security interests or encumbrances and in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof. To the Company's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral (other than applicable rights of redemption).

            (t) Fixtures. If any part or all of the Collateral consisting of Equipment will become so related to particular real estate as to become a fixture, the Company will promptly advise the Agent as to the real estate concerned and the record owner thereof and execute and deliver any and all instruments necessary to perfect the security interest therein and to assure that such security interest will be prior to the interest therein of the owner of such real estate.

            (u) Binding Agreement. The Company has good right, power and lawful authority to pledge, assign and deliver the Collateral in the manner hereby done or contemplated. This Security Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency or other similar laws affecting creditors' rights generally).

            (v) Compliance with Applicable Laws. The Company has complied with all applicable federal, state and local laws, regulations and rules regarding the Collateral.

            (w) Consent. No consent or approval (other than any which may be incidental to any filing which may be necessary to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity or enforceability of the rights created hereunder or (ii) required prior to the assignment, transfer and delivery of any of the Collateral to the Agent hereunder.

      Section 5. REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.

            (a) If an Event of Default shall have occurred and be continuing, the Agent shall have the right to exercise, for the benefit of the Secured Parties, any and all rights and remedies available to it under the Uniform Commercial Code as in effect in the State of Minnesota and any other applicable law to the fullest extent permitted thereby. Without limiting the foregoing, upon the occurrence of an Event of Default and during the continuance thereof, the Agent or any Secured Parties may exercise any of the following rights and remedies: (i) the right, in the name of the Company or otherwise, to demand, collect, receive and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral; (ii) the right upon written notice to the Company and any other Person entitled to receive such notice under any Servicing Contract or Servicing Rights, specifying the effective date of any assumption thereof, to assume, become bound by, and agree to perform and observe the covenants, agreements, obligations and conditions to be performed and observed under any Servicing Contract or Servicing Rights specified in such notice and to exercise all of the rights, powers and privileges of the Company thereunder; (iii) the right to sell and assign to any Person or Persons the right, title and interest of the Company in any Servicing Contract or Servicing Rights; (iv) the right to require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both the Agent and the Company; (v) without notice except as specified below, the right to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit, or for future delivery, and without assumption of any credit risk, and upon such other terms as the Agent may reasonably believe are commercially reasonable (the Company agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, and the Company further agrees that the Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given, and that the Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned); (vi) the right to occupy any premises owned or leased by the Company where the Collateral or any part thereof or any books and records relating thereto is assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under law, without obligation to compensate the Company for such occupation; (vii) the right to take any action which the Agent may reasonably deem necessary or desirable in order to realize on the Collateral, including, the power to endorse in the name of the Company without recourse to the Company any checks, drafts, notes or other instruments or documents received in payment of or on account of the Collateral; and (viii) the right to exercise any and all rights and remedies of the Company under or in connection with the Collateral.

            (b) In addition to the foregoing, if an Event of Default shall have occurred and be continuing, the Company shall, upon the request of the Agent, immediately initiate the transfer of its responsibilities and rights as servicer under or with respect to any Servicing Contract or Servicing Rights to a servicer designated by the Agent, which may be a Secured Party or any Affiliate of a Secured Party.

            (c) Unless prohibited by the terms of a particular Servicing Contract, the Company agrees that during the exercise by the Agent of any of its remedies:

                  (i) Pending any sale or transfer of Servicing Contracts and/or
            Servicing Rights, the Agent may appoint a subservicer (which may be a Lender or an Affiliate of a Lender) for the Mortgage Loans that are the subject of such Servicing Contracts and/or Servicing Rights and the Company shall take all necessary action to implement said appointment. Said subservicer shall be entitled to compensation for its services as subservicer in accordance with its schedule of fees for such services, said fees to be paid from the compensation otherwise payable under the Servicing Contracts.

                  (ii) The Agent may, by written notice to the Company, direct it to, and thereupon the Company shall, at its own expense, take all necessary action to collect, as and when due, all monies, checks, notes, drafts and other payments relating to or constituting Servicing Contracts, Servicing Rights or proceeds thereof in trust for the Agent, for the benefit of the Secured Parties, not commingle the same with any other property or funds of the Company and deliver or cause to be delivered all such payments in the exact form received, together with any necessary endorsements, to the Agent or to such other person as the Agent may designate. The portion of the Servicing Rights representing compensation or termination fees under such Servicing Contracts shall in any event be delivered to the Agent immediately upon the Company's receipt thereof.

                  (iii) The Agent may notify, or request the Company to notify, in writing or otherwise, each owner of Mortgage Loans that are subject to Servicing Contracts and/or Servicing Rights to make payments directly to the Agent of any fees or compensation payable by said owners thereunder. If, notwithstanding the giving of any notice, any such owner shall make payments to the Company, the Company shall hold all such payments it receives in trust for the Agent, for the benefit of the Secured Parties, without commingling the same with other funds or property of the Company or any other person, and shall deliver the same to the Agent immediately upon receipt by the Company in the identical form received, together with any necessary endorsements.

                  (iv) The Agent may, without notice to the Company and at such time or times as the Agent in its sole discretion may determine, exercise any or all of the Company's rights in, to and under, or in any way connected with or related to, any or all of the Servicing Contracts and Servicing Rights, including (A) demanding and enforcing payment and performance of, and exercising any or all of the Company's rights and remedies with respect to the collection, enforcement or prosecution of, any or all of the Servicing Contracts and Servicing Rights, in each case by legal proceedings or otherwise, (B) settling, adjusting, compromising, extending, renewing, discharging and releasing any or all of, and any legal proceedings brought to collect or enforce any or all of, the Servicing Contracts and Servicing Rights, (C) preparing, filing and signing the name of the Company on (1) any proof of claim or similar document to be filed in any bankruptcy or similar proceeding involving any account debtor covered by the Servicing Contracts and/or Servicing Rights and (2) any notice of lien, assignment or satisfaction of lien, or similar document in connection with any Servicing Rights, and (D) using the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Servicing Contracts and Servicing Rights to which the Company has access.

                  (v) The Agent may settle or adjust disputes and claims
            directly with any owner of Mortgage Loans which are subject to Servicing Contracts and/or Servicing Rights for amounts and on terms that the Agent considers advisable and in all such cases only the net amounts received by the Agent in payment of such amounts, after deduction of out-of-pocket costs and expenses of collection, including reasonable attorney's fees, shall be available for application as provided in Section 4(e) hereof.

            (d) The Company acknowledges that the Company and the Agent may from time to time hereafter enter into agreements ("Acknowledgment Agreements") in order to obtain consent to the assignment of any security interest granted in the Servicing Contracts and Servicing Rights pursuant to
      Section 2 hereof. The Company further acknowledges that the Acknowledgment Agreements may contain certain provisions concerning the enforcement by the Agent of its security interest hereunder in the Servicing Contracts and Servicing Rights. The Company agrees that the disposition of its rights in any Servicing Contract or Servicing Rights pursuant to the terms of the applicable Acknowledgment Agreement shall be deemed commercially reasonable within the meaning of Section 9-504(3) of the Uniform Commercial Code. The Company hereby waives any claims it might otherwise have against the Agent or the Secured Parties as a result of the Agent's compliance with the terms of any Acknowledgment Agreement.

            (e) Any proceeds of any disposition of any of the Collateral, including without limitation the appropriation or application of any and all balances, credits, deposits, accounts or moneys received by the Agent, shall be applied by the Agent as follows:

            FIRST, ratably to the payment of the costs and expenses of the Agent and the Secured Parties in connection with the enforcement of this Security Agreement (including, without limitation, any costs or expenses related to the sale or other disposition of the Collateral) and the reasonable fees and out of pocket expenses of counsel employed in connection therewith, to the payment of all costs and expenses incurred by the Agent in connection with the administration of this Agreement and to the payment of all advances made by the Agent and the Secured Parties for the account of the Company hereunder, to the extent that such costs, expenses and advances have not been reimbursed to the Agent and the Secured Parties, as the case may be;

            SECOND, to the payment in full of the principal of and any Balances Deficiency Fees, Usage Fees, facility fees and interest on the Notes;

            THIRD, to the payment of all other Obligations, as provided in the Credit Agreement, as the Agent or the Lenders may determine;

            FOURTH, to the payment in full of the Lease Obligations, as provided in the Lease Agreements, or otherwise, in such order as the Lessor may determine;

            FIFTH, to the payment in full of the Subordinated Note Obligations until all of the Subordinated Note Obligations have been paid in full;

            SIXTH, the balance (if any) of such proceeds shall be paid to the Company, its successors or assigns, or as a court of competent jurisdiction may direct; provided, that if such proceeds are not sufficient to satisfy the Obligations, the Lease Obligations and the Subordinated Note Obligations in full, the Company shall remain liable to the Agent, the Lenders, the Lessor and the holder(s) of the Subordinated Note, as applicable, for any deficiency.

The Company hereby agrees to pay all expenses incurred by the Agent or the Secured Parties in the collection of the Collateral, including the reasonable attorneys' fees incurred in connection therewith by the Agent or the Secured Parties.

      Section 6. MISCELLANEOUS.

            (a) Amendments and Modifications. No amendment to this Security Agreement, waiver of any provision of this Security Agreement or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be in writing and signed or consented to in writing by the Agent (with the consent of the Required Lenders, the Lessor and the Subordinated Noteholder), and any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            (b) Notices. Except as otherwise specifically provided for herein, all notices and other communications provided for herein shall be in writing (including teletransmission communication) and, unless otherwise required herein or by law, shall be teletransmitted, mailed or delivered to the intended recipient at the "Address for Notices" specified (i) in the case of the Agent or the Lenders, in the Credit Agreement, (ii) in the case of the Company, in the Credit Agreement, (iii) in the case of the Lessor, by the Lessor to the Company from time to time, and (iv) in the case of the Subordinated Noteholder, in the Subordinated Loan Agreement. All notices and other communications hereunder shall be effective when transmitted by telex or telecopier, delivered or, in the case of a mailed notice or notice sent by overnight courier, upon receipt thereof as conclusively evidenced by the signed receipt therefor, in each case given or addressed as aforesaid.

            (c) Benefit of Agreement. This Security Agreement shall be binding upon and inure to the benefit of the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Secured Parties and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of the Secured Parties.

            (d) Waivers. No failure on the part of the Agent to exercise, and no delay in exercising, any remedy, right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and no waiver whatsoever shall be valid unless in writing signed by the Agent and the Company and then only to the extent specifically set forth in such writing.

            (e) Remedies. All remedies, rights, power and privileges, either under this Security Agreement, the other Loan Documents, by law or otherwise, afforded the Agent or any Secured Party shall be cumulative and not be exclusive of any remedies, rights, power and privileges provided by law and shall be available until the Obligations, the Lease Obligations and the Subordinated Note Obligations have been paid in full in lawful money of the United States of America. The Agent may exercise all such remedies in any order of priority.

            (f) Care of Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Company requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Company, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. The Agent shall also be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property of like kind.

            (g) Termination; Reinstatement. This Security Agreement shall terminate when all of the Obligations, the Lease Obligations and the Subordinated Note Obligations have been paid in full and the Commitments, all Lease Agreements and the Subordinated Loan Agreements have been terminated, at which time the Agent shall reassign, release and/or deliver to the Company the Collateral and proceeds thereof in which the Agent shall have an interest hereunder and upon request of the Company, shall execute and deliver termination statements to the Company for filing in each office in which a financing statement has been filed by the Agent, all without recourse upon or warranty by the Agent or any Secured Party and at the cost and expense of the Company; provided, however, this Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations, the Lease Obligations or the Subordinated Note Obligations is rescinded or must otherwise be returned by the Agent, any Secured Party or any other Person upon the insolvency, bankruptcy, or reorganization of the Company or otherwise, all as though such payment had not been made.

            (h) Survival of Representations; Warranties and Covenants. All representations, warranties and covenants made by the Company to the Agent or any Secured Party in connection with this Security Agreement shall survive the execution and delivery of this Security Agreement. All statements contained in any certificate or other instrument delivered to the Agent or any Secured Party pursuant to this Security Agreement shall be deemed representations, warranties and covenants hereunder of the Company.

            (i) Form of Reports, Schedules and Assignments. All reports, schedules, assignments, certificates and other items delivered to the Agent or any Secured Party pursuant to this Security Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto and all endorsements in connection therewith, shall be executed by an authorized representative of the Company and shall be in form and substance satisfactory to the Agent.

            (j) Governing Law; Construction; Consent to Jurisdiction; Waiver of Trial by Jury.

                  (i) THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
            WITH AND GOVERNED BY THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  (ii) Whenever possible, each provision of this Security
            Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Security Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto and shall not affect the enforceability of such provision in any other jurisdiction. In the event of any conflict within, between or among the provisions of this Security Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto those provisions giving the Agent and the Secured Parties the greater right shall govern.

                  (iii) THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE
            NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY MINNESOTA STATE OR FEDERAL COURT SITTING IN HENNEPIN OR RAMSEY COUNTIES, STATE OF MINNESOTA, FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND THE COMPANY HEREBY

            IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MINNESOTA STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6(a) OF THIS SECURITY AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED ON THE THIRD BUSINESS DAY AFTER SUCH SERVICE IS DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY OTHER SECURED PARTY OR ANY OTHER INDEMNIFIED PERSON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  (iv) THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST
            EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM AND VENUE OBJECTIONS TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. THE COMPANY AND THE AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            (k) Indemnification and Costs and Expenses. The Company will (a) pay all reasonable out-of-pocket expenses, including, without limitation, any recording or filing fees, fees of title insurance companies in connection with records or filings, costs of mortgage insurance policies and endorsements thereof and mortgage registration taxes (or any similar fees or taxes), incurred by the Agent or any Secured Party in connection with the enforcement and administration of this Security Agreement (whether or not the transactions hereby contemplated shall be consummated), or the enforcement of the rights of the Agent or any Secured Party in connection with this Security Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Agent and each Secured Party; (b) pay, and hold the Agent and each Secured Party harmless from and against, any and all present and future stamp and other similar taxes with respect to the foregoing matters and save the Agent and each Secured Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes; and (c) pay, and indemnify and hold harmless the Agent and each Secured Party from and against, any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever (the "Indemnified Liabilities") which may be imposed on, incurred by or asserted against them in any way relating to or arising out of this Security Agreement or any of the transactions contemplated hereby or thereby, WHETHER OR NOT THE SAME ARE CAUSED BY THE SIMPLE NEGLIGENCE OF THE AGENT OR ANY SECURED PARTY, unless the same are caused by the gross negligence or willful misconduct of the Agent or such Secured Party, as the case may be. The undertakings of the Company set forth in this Section 6(k) shall survive the payment in full of the Obligations, the Lease Obligations, the Subordinated Note Obligations, and the termination of this Security Agreement, the Credit Agreement, the other Loan Documents, the Lease Agreements and the Subordinated Note Agreement.

            (l) Successor Collateral Agent. In the event a successor Agent is appointed pursuant to the Credit Agreement, such successor Agent shall also succeed to the duties and responsibilities of the Agent hereunder. From and after the payment in full of all of the Obligations and the termination of the Commitments, the Agent under the Credit Agreement at the time of such payment and termination shall remain the Agent hereunder until the Lease Obligations and the Subordinated Note Obligations have been paid in full and all Lease Agreements and the Subordinated Note Agreement have been terminated; provided, however, that if any Person other than USBNA is the Agent hereunder at such time, USBNA may direct that such Person resign as Agent and appoint USBNA as successor Agent hereunder.

            (m) No Commitment by Lessor or Subordinated Noteholder. Nothing in this Security Agreement shall be construed as a commitment on the part of the Lessor to lease any equipment or make any loan, or on the part of the Subordinated Noteholder to extend any loan pursuant to the Subordinated Loan Agreement or the Subordinated Note, to or for the account of the Company or NCFC.

            (n) Headings. Section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Security Agreement.

            (o) Execution in Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Security Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed on the date first above written.


                                          NEW CENTURY MORTGAGE CORPORATION

                                          By /s/ Patrick Flanagan
                                             -----------------------------------
                                          Its EVP/COO
                                              ----------------------------------


                                          U.S. BANK NATIONAL ASSOCIATION,
                                            as Agent

                                          By /s/ Edwin Jenkins
                                             -----------------------------------
                                             Its
                                                 -------------------------------

      [Signature Page to Amended and Restated Servicing Security Agreement]